UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (date of earliest event reported):  March 12, 2013

HEARTWARE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

205 Newbury Street, Suite 101
Framingham, MA 01701
(Address of principal executive offices)

Registrant’s telephone number, including area code:
508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

On March  12, 2013, HeartWare International, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named in the Underwriting Agreement (the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, an aggregate of 1,500,000 shares of common stock, par value $0.001 per share (the “Initial Shares”), at a net sales price of $81.9114 per share (the public offering price of $86.45 per share minus the underwriting discount).  The Company also granted the Underwriters an option to purchase 225,000 additional shares of common stock (the “Option Shares”, and together with the Initial Shares, the “Shares”) at the public offering price less the underwriting discount, which the Underwriters exercised in full on March 13, 2013.  The offering was made to the public under the Company’s Shelf Registration Statement.  The closing of the sale of the Shares occurred on March 18, 2013.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

Item 8.01.  Other Events

The Company priced the offering on March 12, 2013.

On March 12, 2013, the Company issued a press release announcing the pricing of the offering.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on form 8-K and is incorporated by reference in this Item 8.01.

On March 18, 2013, the Company consummated the issuance and sale of Shares pursuant to the Underwriting Agreement as described in Item 1.01 of this report.

On March 18, 2013, the Company issued a press release announcing the consummation of the offering.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on form 8-K and is incorporated by reference in this Item 8.01.

The opinion of Shearman & Sterling LLP dated March 18, 2013 provided in connection with the offering of the Shares is attached hereto as Exhibit 5.1.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 12, 2013, between HeartWare International, Inc. and J.P. Morgan Securities LLC as representative of the several underwriters named therein.
5.1	Opinion of Shearman & Sterling LLP, counsel to the Company, dated March 18, 2013.
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).
99.1	Press Release dated March 12, 2013.
99.2	Press Release dated March 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: March 18, 2013	By:	/s/ Lawrence J. Knopf
Name: Lawrence J. Knopf
Title: Senior Vice President and General Counsel